                                                                  EXHIBIT 10.6.1


                         AMERICAN TECHNOLOGY CORPORATION

                            STOCK OPTION GRANT NOTICE

         AMERICAN TECHNOLOGY CORPORATION (the "Company"), pursuant to its 2002 Stock Option Plan (the "Plan") hereby grants to the Optionee named below a stock option to purchase the number of shares of the Company's common stock set forth below. This option is subject to all of the terms and conditions as set forth herein and the Stock Option Agreement (attached hereto) and the Plan which are incorporated herein in their entirety.

Optionee:
Grant No:                                           [NUMBER]
Date of Grant:
Shares Subject to Option:
Exercise Price Per Share:
Expiration Date:
Intended to be Incentive Stock Option:
VESTING SCHEDULE:
    Vesting Start Date                          Vesting Schedule
    ------------------                          ----------------


ADDITIONAL TERMS/ACKNOWLEDGMENTS: The undersigned Optionee acknowledges receipt of, and represents that the Optionee has read, understands, accepts and agrees to the terms of the following: this Grant Notice, the Stock Option Agreement and the Plan (including, but not limited to, the binding arbitration provision in Section 3.8 of the Plan). Optionee hereby accepts the Option subject to all of its terms and conditions and further acknowledges that as of the Date of Grant, this Grant Notice, the Stock Option Agreement and the Plan set forth the entire understanding between Optionee and the Company regarding the acquisition of stock in the Company and supersedes all prior oral and written agreements pertaining to this particular option.

NOTE: THE OPTIONEE IS SOLELY RESPONSIBLE FOR ANY ELECTION TO EXERCISE THE OPTION, AND THE COMPANY SHALL HAVE NO OBLIGATION WHATSOEVER TO PROVIDE NOTICE TO THE OPTIONEE OF ANY MATTER, INCLUDING, BUT NOT LIMITED TO, THE DATE THE OPTION TERMINATES.

AMERICAN TECHNOLOGY CORPORATION:                OPTIONEE:

By:____________________________                 By:_____________________________
   Name:
   Title:                                       Date:___________________________
Dated:

Attachment:       Stock Option Agreement

                         AMERICAN TECHNOLOGY CORPORATION
                             STOCK OPTION AGREEMENT

Pursuant to the Grant Notice and this Stock Option Agreement, American Technology Corporation (the "Company") has granted you an Option to purchase the number of shares of the Company's common stock ("Stock") indicated in the Grant Notice at the exercise price indicated in the Grant Notice. Defined terms not explicitly defined in this Stock Option Agreement but defined in the American Technology Corporation 2002 Stock Option Plan (the "Plan") shall have the same definitions as in the Plan.

        The details of this Option are as follows:

         1. VESTING. Except as otherwise provided in the Plan, this option will vest as provided in the Grant Notice.

         2. EXERCISE OF THE OPTION.

                  2.1 METHOD OF EXERCISE. You may exercise the vested portion of this Option at any time prior to the expiration of the Option by delivering a notice of exercise in such form as may be designated by the Company from time to time together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours and prior to the expiration of the Option, together with such additional documents as the Company may then require pursuant to the terms of the Plan.

                  2.2 METHOD OF PAYMENT. Payment of the exercise price may be by cash (or check), or pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which, prior to the issuance of Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to a broker which provides for the payment of the aggregate exercise price to the Company, or a combination of the above methods, as the Company may designate from time to time.

                  2.3 TAX WITHHOLDING. By exercising this Option you agree that as a condition to any exercise of this Option, the Company may withhold from your pay and any other amounts payable to you, or require you to enter an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of (1) the exercise of this Option; (2) the lapse of any substantial risk of forfeiture to which the Stock is subject at the time of exercise; or (3) the disposition of Stock acquired upon such exercise.

                  2.4 RESPONSIBILITY FOR EXERCISE. You are responsible for taking any and all actions as may be required to exercise this Option in a timely manner and for properly executing any such documents as may be required for exercise in accordance with such rules and procedures as may be established from time to time. By signing this Agreement you acknowledge that information regarding the procedures and requirements for this exercise of the Option is available to you on request. The Company shall have no duty or obligation to notify you of the expiration date of this Option.

         3. SECURITIES LAW COMPLIANCE. Notwithstanding anything to the contrary contained herein, this Option may not be exercised unless the Stock issuable upon exercise of this Option is then registered under the Securities Act or, if such Stock is not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act.

         4. TERMINATION OF THE OPTION. The term of this Option commences on the Date of Grant (as specified in the Grant Notice) and expires and shall no longer be exercisable upon the earliest of: (a) the Expiration Date indicated in the Grant Notice;

                  (b) the tenth (10th) anniversary of the Date of Grant;

                  (c) the last day for exercising the Option following termination of your Service as described in the Plan; or

                  (d) a Change of Control, to the extent provided in the Plan.

         5. OPTION NOT A SERVICE CONTRACT. This Option is not an employment or service contract and nothing in this Stock Option Agreement , the Grant Notice or the Plan shall be deemed to create in any way whatsoever any obligation on your part to continue in the service of the Company, or of the Company to continue your service with the Company. In addition, nothing in your Option shall obligate the Company, its stockholders, Board, Officers or Employees to continue any relationship which you might have as a Director or Consultant for the Company.

         6. REPRESENTATIONS. By executing this Stock Option Agreement, you hereby warrant and represent that you are acquiring this Option for your own account and that you have no intention of distributing, transferring or selling all or any part of this Option except in accordance with the terms of this Stock Option Agreement and Section 25102(f) of the California Corporations Code. You also hereby warrant and represent that you have either (i) preexisting personal or business relationships with the Company or any of its officers, directors or controlling persons, or (ii) the capacity to protect your own interests in connection with the grant of this Option by virtue of the business or financial expertise of any of your professional advisors who are unaffiliated with and who are not compensated by the Company or any of its affiliates, directly or indirectly.

         7. NOTICES. Any notices provided for in this Stock Option Agreement, the Grant Notice or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company.

         8. ARBITRATION. Any dispute or claim concerning any Options granted (or not granted) pursuant to the Plan and any other disputes or claims relating to or arising out of the Plan shall be fully, finally and exclusively resolved by binding arbitration conducted by the American Arbitration Association pursuant to the commercial arbitration rules in San Diego, California. By accepting an Option, Participants and the Company waive their respective rights to have any such disputes or claims tried by a judge or jury.

         9. AMENDMENT. The Board may amend your Option at any time, provided no such amendment may adversely affect the Option or any unexercised portion of your Option, without your consent unless such amendment is necessary to comply with any applicable law or government regulation. No amendment or addition to this Stock Option Agreement shall be effective unless in writing or, in such electronic form as may be designated by the Company.

         10. GOVERNING PLAN DOCUMENT. Your Option is subject to this Stock Option Agreement, the Grant Notice and all the provisions of the Plan, the provisions of which are hereby made a part of this Stock Option Agreement, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this Stock Option Agreement, the Grant Notice and those of the Plan, the provisions of the Plan shall control.